As filed with the Securities and Exchange Commission on April 30, 2002

         Securities Act Registration          No. 2 -86519

         Investment Company Act Registration  No.  811-3763


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.        [ ]

         Post-Effective Amendment No. 28    [X]
and/or
REGISTRATION STATEMENT UNDER
         THE INVESTMENT COMPANY ACT OF 1940 [ ]

AMENDMENT NO. 29
         ------------------                 [ ]
Smith Barney Telecommunications Trust
(a Massachusetts Business Trust)
(Exact Name of Registrant as Specified in Charter)

125 Broad Street
New York, New York 10004
(Address of Principal Executive Offices)
(800) 451-2010
(Registrants Telephone Number, including Area Code)
Christina T. Sydor, Secretary
Smith Barney Telecommunications Trust
300 First Stamford Place, 4th Floor
Stamford, CT 06902


(Name and Address of Agent for Service)

---------------------

Approximate Date of Proposed Public Offering:
Continuous.


It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485
[x]      On April 30, 2002 pursuant to paragraph (b)
         of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]      75 days after filing pursuant to paragraph (a)(2)
         of rule 485
[ ]      On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

                                  PROSPECTUS




                                 SMITH BARNEY

                        TELECOMMUNICATIONS INCOME FUND



      April 30, 2002


      Existing shareholders may purchase new shares through the reinvestment of dividends and distributions. Except for reinvestment of dividends and distributions, shares of the fund are not currently being offered to investors. Consequently, the fund's assets may be reduced by market fluctuations, redemptions of shares and payments of cash dividends and distributions. A reduction in the fund's net assets may increase the fund's expenses on a per share basis and make it more difficult for the fund to achieve its investment objective.

      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                               [LOGO] Smith Barney
                                      Mutual Funds

                 Your Serious Money. Professionally Managed./SM/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney Telecommunications Income Fund


  Contents



Investments, risks and performance.........................................  2

Management.................................................................  6

Reinvestment of dividends..................................................  6

Exchanging shares..........................................................  7

Redeeming shares...........................................................  8

Other things to know about share transactions.............................. 10

Distributions, dividends and taxes......................................... 12

Share price................................................................ 13

Financial highlights....................................................... 14



The fund is a separate series of Smith Barney Telecommunications Trust, a Massachusetts business trust.





                                                     Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks current income, with long-term growth of capital as a secondary objective.

Principal investment strategies
Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in securities consisting primarily of income producing common stocks of companies in the telecommunications industry. The fund defines the telecommunications industry as companies engaged in the communication, display, reproduction, storage and retrieval of information, generally in the forms of voice, data or print facsimile.

Selection process The manager holds a portfolio of stocks in the telecommunications industry which it believes has the potential to produce high current income. Although this portfolio currently consists of a narrow group of companies, the manager, after considering all the facts and circumstances, may seek to expand the number and variety of securities in the fund's portfolio. The manager recognizes that particular securities it may acquire may not generate the same level of dividend income that has been historically generated by the regional telephone operating companies currently held by the fund.

In the past, for tax efficiency purposes and because the fund does not currently offer shares to the public, the manager generally has not purchased additional stocks for the fund's portfolio nor sold shares of stocks held by the fund except to satisfy redemption requests and other fund expenses; however, in order to achieve exposure to a broader list of companies and to better take advantage of other opportunities in the telecommunications sector, the fund may sell certain portfolio securities from time to time and invest the proceeds in other companies in the telecommunications industry after taking into account the resulting capital gains distributions the fund will be required to make.



 Smith Barney Telecommunications Trust

Principal risks of investing in the fund
The fund concentrates its assets in the telecommunications industry and, as a result, is more susceptible to events affecting this industry than is a fund that does not concentrate its assets. For this reason, the fund should not be considered as a complete investment program. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]The telecommunications industry underperforms the market
[_]Telecommunications companies fall out of favor with investors
[_]The stock market declines
[_]Government action adversely impacts existing federal or state regulation relating to rates of return and services in the telecommunications industry [_]The manager's judgment about the relative yield, value or potential appreciation of particular securities proves to be incorrect

The fund is not diversified, which means it may concentrate a high percentage of its assets in the securities of one or more companies. To the extent the fund concentrates its investments, the fund will be subject to greater risks than if its assets were not so concentrated.


                                                     Smith Barney Mutual Funds

Risk return charts
This chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The chart shows the performance of a share of the fund for each of the past 10 calendar years. The performance information in the chart does not reflect sales charges, which would reduce your return.

                                 Total Return

                              [BAR CHART]

  92     93     94     95     96     97     98     99      00      01
------ ------ ------ ------ ------ ------ ------ ------ ------- --------
10.89% 16.00% (1.83)% 42.93% 1.45% 45.11% 53.72% 12.18%  12.23% (23.92)%

Calendar years ended December 31


Quarterly returns:
Highest: 25.88% in 4th quarter, 1998; Lowest: (10.15)% in 1st quarter, 2001.

The following table compares the before and after tax average annual total return of the fund for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of widely held common stock listed on the New York or American Stock Exchanges and the over the counter markets. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are for Class A securities. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Unlike the fund, the S&P 500 Index does not incur expenses.


 Smith Barney Telecommunications Trust

                          Average Annual Total Return
                    Calendar Years Ended December 31, 2001

                                                                  Inception
                                         1 Year  5 Years 10 Years   Date
Class A
Return Before Taxes                     (23.92)% 10.81%   11.51%   1/1/84
Return After Taxes on Distributions     (29.21)%  6.56%    7.25%   1/1/84
Return After Taxes on Distributions and
Sale of Fund Shares                      (9.33)%  9.23%    8.64%   1/1/84
S&P 500 Index                           (11.88)% 10.70%   12.93%      N/A

This table assumes redemption of shares at the end of the period, and reinvestment of distributions and dividends but does not assume imposition of the maximum sales charge since a sales charge was never imposed.

[_]Index comparison begins on January 1, 1991.

Fee table
This table sets forth the fees and expenses you will pay if you invest in the fund's shares.


                        Annual fund operating expenses


(expenses deducted from fund assets)
Management and administrative fees                                         0.75%
Other expenses                                                             0.24%
                                                                           -----
Total annual fund operating expenses                                       0.99%
                                                                           =====

Example
This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the time periods shown
[_]You redeem all of your shares at the end of the period
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses remain the same

                      Number of years you own your shares

                                                 1 year 3 years 5 years 10 years
Telecommunications Trust                          $101   $315    $547    $1,213


                                                     Smith Barney Mutual Funds

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Robert E. Swab, investment officer of the manager and a managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since November 1998. Prior to that time he served as a Portfolio Manager to other Smith Barney Funds.

Management fees During the fiscal year ended December 31, 2001, the adviser received an advisory fee equal to 0.55% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb., formerly known as Citi Fiduciary Trust Company, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder record keeping and accounting services.

  Reinvestment of dividends

The fund currently is closed to investors except through reinvestment of dividends or distributions from the fund. The trustees may reopen the fund if they determine the reopening to be in the best interests of the fund and its shareholders.


Smith Barney Telecommunications Trust

  Exchanging shares

  Smith Barney offers Since the fund is closed to new investments other than a distinctive family reinvestments of dividends or distributions, an investor of funds tailored to who exchanges shares of the fund for shares of another help meet the vary- fund will not be able to effect an exchange back into ing needs of both the fund. You should contact your Service Agent to large and small exchange into other Smith Barney funds. Be sure to investors read the prospectus of the Smith Barney fund you are exchanging into. An exchange is a taxable transaction.

                      [_]You may exchange shares only for Class A shares of
                         most Smith Barney funds.

                      [_]Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent for further information.

                      [_]You must meet the minimum investment amount
                         for the fund (except for systematic investment plan exchanges).

                      [_]If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring owner-ship of certificates) before the exchange is effective.

                      [_]The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of exchanges.
 -------------------------------------------------------------------------------
          Waiver of   Shares acquired in an exchange will not be subject to
   additional sales   an initial sales charge at the time of the exchange.
            charges
 -------------------------------------------------------------------------------
       By telephone   If you do not have a brokerage account with a Service
                      Agent, you may be eligible to exchange shares through the fund. To find out, call the transfer agent. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("the NYSE") is open. Call the transfer agent at 1-800-451-2010 be-tween 9:00 a.m. and 4:00 p.m. (Eastern time).

                      You can make telephone exchanges only between ac-
                      counts that have identical registrations.
 -------------------------------------------------------------------------------
            By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the next page.


                                                      Smith Barney Mutual Funds

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the sub-transfer agent at the following address:

                     Smith Barney Telecommunications Trust
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, R.I. 02940-9699

                 Your written request must provide the following:

                 [_]The name of the fund and your account number
                 [_]The dollar amount or number of shares to be
                    redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered
       -----------------------------------------------------------------


Smith Barney Telecommunications Trust

     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  Your redemption proceeds can be sent by check to
                  your address of record or by wire or electronic transfer ACH to a bank account designated on your autho-
                  rization form. You must submit a new authorization
                  form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire transfer or an elec-tronic transfer ACH.
     ---------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you exchange or redeem shares your request must be in good order. This means you have provided the following information or your request will not be processed.

[_]Name of the fund
[_]Account number
[_]Dollar amount or number of shares being exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the issuance of shares completely, even through reinvestment of dividends, or reopen the fund to new investors
[_]Waive or change the minimum account balance required by the fund
[_]Reject any exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


Smith Barney Telecommunications Trust

[_]Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Record Ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.


                                                      Smith Barney Mutual Funds

  Distributions, dividends and taxes

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent, or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                                Federal tax status
Redemption or exchange of shares           Usually capital gain or loss; long-
                                           term only if shares owned more
                                           than one year
Long-term capital gain distributions       Long-term capital gain
Short-term capital gain distributions      Ordinary income
Dividends                                  Ordinary income

As stated above in "Investments, risks and performance," for tax efficiency purposes and because the fund does not currently offer shares to the public, the manager generally does not buy additional stocks for the fund's portfolio or sell shares of stocks held by the fund except to satisfy redemption requests and other fund expenses. The securities held by the fund have appreciated over time and have substantial unrealized appreciation, which would be treated as long-term capital gains if the securities were sold. In the event of significant shareholder redemptions or for portfolio management reasons, the fund may be required to sell some of these securities and distribute any net long-term taxable gains realized in these sales. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


Smith Barney Telecommunications Trust

  Share price

You may exchange or redeem shares at their net asset value next determined after receipt of your request in good order. Shares acquired through reinvestment of dividends and distributions will be purchased at the net asset value calculated on the reinvestment date established by the trustees. The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the Statement of Additional Information (the "SAI"). This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Short-term investments maturing in 60 days or less are valued at amortized cost. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.

In order to redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights table is intended to help you understand the performance of a share for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a share of beneficial interest outstanding throughout each year ended December 31:.

                                    2001      2000      1999     1998     1997
---------------------------------------------------------------------------------
Net asset value, beginning of year $128.84   $177.27   $176.20  $134.06  $104.62
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                0.93      1.50      1.74     2.26     2.83
 Net realized and unrealized gain
  (loss)                            (29.90)   (22.80)    19.24    64.18    43.05
Total income (loss) from
 Operations                         (28.97)   (21.30)    20.98    66.44    45.88
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.90)    (1.49)    (1.78)   (2.22)   (2.83)
 Net realized gains                 (31.90)   (25.64)   (18.13)  (22.08)  (13.61)
Total distributions                 (32.80)   (27.13)   (19.91)  (24.30)  (16.44)
---------------------------------------------------------------------------------
Net asset value, end of year       $ 67.07   $128.84   $177.27  $176.20  $134.06
---------------------------------------------------------------------------------
Total return                        (23.92)%  (12.24)%   12.18%   53.72%   45.11%
---------------------------------------------------------------------------------
Net assets, end of year (millions) $    36   $    70   $    97  $    96  $    73
---------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             0.99%     0.90%     0.89%    0.89%    0.92%
 Net investment income                0.88      0.92      0.92     1.51     2.35
Portfolio turnover rate                  2%        3%        0%       0%       0%
---------------------------------------------------------------------------------


Smith Barney Telecommunications Trust

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/


Smith Barney Telecommunications Income Fund



An investment portfolio of Smith Barney Telecommuni-


cations Trust


Additional Information

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010 or by writ ing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-03763)
FD01120 4/02

                                April 30, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                     SMITH BARNEY TELECOMMUNICATIONS TRUST
                               125 Broad Street

                           New York, New York 10004

                                (800) 451-2010

   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Telecommunications Income Fund (the "fund") of Smith Barney Telecommunications Trust (the "trust"), dated April 30, 2002, as amended or supplemented from time to time, and should be read in conjunction with the fund's Prospectus. The Prospectus may be obtained from a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent" or by writing or calling the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                   CONTENTS


Trustees and Executive Officers of the Fund...............................  2
Investment Objective and Management Policies..............................  6
Redemption and Exchange of Shares......................................... 13
Valuation of Shares....................................................... 16
Performance Data.......................................................... 17
Taxes..................................................................... 18
Additional Information.................................................... 20
Financial Statements...................................................... 21
Other Information......................................................... 22
Appendix.................................................................. 23


   The fund is a non-diversified, open-end management investment company created in response to the reorganization of American Telephone & Telegraph Company ("AT&T") to provide stockholders of AT&T with the opportunity to exchange their shares of AT&T for shares of the fund. This exchange of shares took place and the fund commenced operations on January 1, 1984. The fund's investments are primarily concentrated in the securities of issuers engaged in the telecommunications industry.

   The fund currently is closed to investors except through reinvestment of dividends or distributions from the fund. The Trustees may reopen the fund if they determine the reopening to be in the best interests of the fund and its shareholders.

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   The business affairs of the fund are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers is set forth below.


                                   TRUSTEES



                                                 Term                                     Number of
                                                  of                                      Investment
                                                Office*                                   Companies
                                                  and                                      in Fund
                                  Position(s)   Length                                     Complex        Other
                                   Held with    of Time      Principal Occupation(s)       Overseen   Directorships
Name, Address, and Age               Fund       Served       During Past Five Years       by Trustee Held by Trustee
----------------------          --------------- ------- --------------------------------- ---------- ---------------
Heath B. McLendon**             President and    Since  Managing Director of Salomon          74          None
Salomon Smith Barney            Chief Executive  1992   Smith Barney ("SSB");
125 Broad Street, 11th Fl       Officer                 President and Director of Smith
New York, NY 10004                                      Barney Funds Management LLC
Age: 68                                                 ("SBFM"); Director of Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA") and of Travelers
                                                        Investment Management
                                                        Company

R. Jay Gerken**                 Executive Vice   Since  Managing Director of SSB              21          None
SSB                             President and    2002
125 Broad Street                Trustee
New York, NY 10004
Age: 51

Paul R. Ades                    Trustee          Since  Law Firm of Paul R. Ades               5          None
Paul R. Ades, PLLC                               1994   PLLC; Murov & Ades, Esqs.
181 West Main Street
Suite C
Babylon, NY 11702
Age: 61

Herbert Barg                    Trustee          Since  Retired                               16          None
1460 Drayton Lane                                1994
Wynnewood, PA 19096
Age: 79

Dwight B. Crane                 Trustee          Since  Professor at Harvard Business         23          None
Harvard Business School                          1981   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age: 64

Frank G. Hubbard                Trustee          Since  President of Avatar International      5          None
87 Whittredge Road                               1993   Inc.; Partner S&S Industries
Summit, NJ 07901
Age: 64

Jerome H. Miller                Trustee          Since  Retired                                5          None
27 Hemlock Road                                  1998
Manhasset, NY 11030
Age: 63

Ken Miller                      Trustee          Since  President of Young Stuff               5          None
Young Stuff Apparel Group, Inc.                  1994   Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age: 60

--------
* Trustees are elected until the fund's next annual meeting and until their successors are elected and qualified.

** Mr. McLendon is an "Interested" trustee because he is an officer of the fund, SBFM and TIA. Mr. Gerken is also an "Interested" trustee because he is an officer of the fund.

                              EXECUTIVE OFFICERS



                                                         Term of Office*
                                                          and Length of     Principal Occupation (s)
Name, Address, and Age      Position(s) Held with Fund     Time Served       During Past Five Years
----------------------     ----------------------------- --------------- ------------------------------
Lewis E. Daidone           Senior Vice President and       Since 1993    Managing Director of SSB;
SSB                        Chief Administrative Officer                  Director and Senior Vice
125 Broad St., 11th Floor,                                               President of SBFM and TIA
New York, NY 10004
Age: 44

Richard L. Peteka          Chief Financial Officer and     Since 2002    From 1999-2002, Director and
SSB                        Treasurer                                     Head of Internal Control for
125 Broad Street                                                         CAM U.S. Mutual Fund
New York, NY 10004                                                       Administration at SSB; From
Age: 40                                                                  1996-1999, Vice President,
                                                                         Treasurer and Head of Mutual
                                                                         Fund Administration at
                                                                         Oppenheimer Capital

Robert E. Swab             Vice President and Investment   Since 1999    Director of SSB and Investment
SSB                        Officer                                       Officer of SBFM
333 West 34th Street
New York, NY 10001
Age: 46

Kaprel Ozsolak             Controller                      Since 2002    Vice President of SSB
SSB
125 Broad Street
New York, NY 10004
Age: 36

Christina T. Sydor         Secretary                                     Managing Director of SSB;
SSB                                                                      Director and Secretary of SBFM
300 First Stamford Place                                                 and TIA
Stamford, CT 06902
Age: 51

--------
* Each officer serves until his or her respective successor has been elected and qualified.

   For the calendar year ended December 31, 2001, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                 Dollar Range  Aggregate Dollar Range of Equity
                                   of Equity       Securities In Registered
                                 Securities in       Investment Companies
Name of Trustee                    the Fund          Overseen by Trustee
---------------                  ------------- --------------------------------
Heath B. McLendon...............     None             Over $100,000
Paul R. Ades....................     None             Over $100,000
Herbert Barg....................     None             None
Dwight B. Crane.................     None             Over $100,000
R. Jay Gerken...................     None             Over $100,000
Frank G. Hubbard................     None             $10,001 - $50,000
Jerome H. Miller................     None             $1.00 - $10,000
Ken Miller......................     None             $10,001 - $50,000

   As of December 31, 2001, none of the above independent trustees, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the advisor or principal underwriter of the fund.

   Each Trustee also serves as a director, trustee and/or individual general partner of certain other mutual funds for which SSB serves as distributor. As of April 16, 2002, the Trustees and officers of the trust, as a group, owned less than 1% of the fund's outstanding shares. As of April 16, 2002, to the best knowledge of the trust and the Board no single shareholder or "group" (as that term is used in Section 13 (d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of trust.

   No officer, director or employee of SSB or any parent or subsidiary, receives any compensation from the trust for serving as an officer or Trustee of the trust. Each Trustee who is not an officer, director or employee of SSB or any of its affiliates, is paid a fee by the Trust, of $2,250.00 per annum plus $125.00 per in-person meeting attended and $100.00 per telephonic meeting attended. All trustees are reimbursed for travel and out-of-pocket expenses. For the fiscal year ended December 31, 2001, such out of pocket expenses totaled $6,095.61

   For the calendar year ended December 31, 2001, the Trustees of the trust were paid the following compensation:


                                                      Aggregate      Total Pension or
                                     Aggregate    Compensation from Retirement Benefits
                                    Compensation  the Smith Barney     Accrued from
Trustee*                           from the trust   Mutual Funds         the trust
--------                           -------------- ----------------- -------------------
Heath B. McLendon.................   $       0       $         0            $0
Paul R. Ades......................   $2,908.00       $ 52,500.00            $0
Herbert Barg......................   $2,917.00       $114,000.00            $0
Dwight B. Crane...................   $2,908.00       $141,650.00            $0
R. Jay Gerken.....................   $       0       $         0            $0
Frank G. Hubbard..................   $2,908.00       $ 52,400.00            $0
Jerome Miller.....................   $2,625.00       $ 47,675.00            $0
Ken Miller........................   $2,908.00       $ 52,200.00            $0

--------
* At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the trust's last fiscal year aggregate compensation paid by the trust to Trustees Emeritus totaled $117.


   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the trust, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and
J. Miller.


   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendation to the board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

Investment Adviser--Smith Barney Fund Management

   SBFM serves as investment adviser to the fund pursuant to a written agreement dated October 22, 1998 (the Advisory Agreement) with the trust, which was last approved by the trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or SBFM, on July 26, 2001. Subject to the supervision and direction of the fund's Board of Trustees, SBFM manages the fund's portfolio in accordance with the fund's stated objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the fund. SBFM pays the salary of any officer or employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.


   The Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's Board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of relevant circumstances, including the unique aspects of the fund and the quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, fees charged by SBFM to those paid by similar funds or clients for comparable services, and expenses incurred by SBFM with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors including the fund's recent mandate to expand the number of portfolio securities and at the same time recognizing any limits on the availability of attractive securities within the telecommunications industry as well as taking into consideration the impact on the fund and its shareholders of generating capital gains. The Board also noted information received at regular meetings throughout the year related to fund performance and manager services. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with SBFM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


   SBFM is an affiliate of SSB and an indirect subsidiary of Citigroup. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2002 in excess of $161 billion.

   As compensation for investment advisory services rendered, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.55% of the fund's average daily net assets. For the fiscal years ended December 31, 1999, 2000 and 2001, the fund paid SBFM $536,983, $466,066, and $299,949, respectively, in investment advisory fees.

Administrator--Smith Barney Fund Management


   SBFM also serves as administrator to the fund pursuant to a written agreement dated April 21, 1994 (the Administration Agreement), which was last approved by the trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the fund or SBFM, on July 26, 2001. SBFM pays the salary of any officer or employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.

   As compensation for administrative services rendered to the fund, SBFM receives a fee at the annual rate of 0.20% of the value of the fund's average daily net assets. For the fiscal years ended December 31, 1999, 2000 and 2001 the fund paid SBFM $195,267, $169,479 and $109,072 respectively, in administration fees.

   The fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Citigroup; the Securities and Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums; outside auditing and legal expenses; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders, shareholders reports and meetings.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's code of ethics is on file with the SEC.

Independent Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent auditors to examine and report on the trust's financial statements and highlights for the fiscal year ending December 31, 2002.

Distributor

   Effective June 5, 2000, the fund has entered into an agreement with SSB located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment objective and policies in the Prospectus.

   Lending of Portfolio Securities. Consistent with applicable regulations, the fund has the ability to lend its portfolio securities to brokers, dealers and other financial organizations. The fund may not lend portfolio securities to SSB or its affiliates without specific authority to do so from the SEC.

   Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the fund's securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time;
(d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with SSB, and which is acting as a finder.

   Borrowing. The fund is authorized to borrow money in an amount up to 33 1/3% of its total assets for extraordinary or emergency purposes (such as meeting anticipated redemptions) and to pledge its assets in connection with such borrowings. Whenever borrowings exceed 5% of the value of the fund's total assets, the fund will not purchase securities for investment.

   Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities at all times will be at least equal to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

   Short-Term Instruments. The fund may invest without limit in short-term money market instruments when SBFM believes that a defensive investment posture is advisable due to market or economic conditions. Money market instruments in which the fund may invest include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (U.S. government securities); certificates of deposit (CDs), time deposits (TDs) and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Bank Obligations. CDs are short-term negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the FDIC). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (State Branches) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

   Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. When investing for defensive purposes, the fund may invest in short-term debt obligations of issuers that at the time of purchase are rated in the top two ratings categories for short-term debt securities by a nationally recognized statistical rating organization (NRSRO) (such as A-2, A-1 or A-1+ by Standard & Poor's Ratings Group (S&P) or Prime-2 or Prime-l by Moody's Investors Service, Inc, (Moody's)) or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings by an NRSRO. A discussion of S&P and Moody's rating categories appears in the Appendix to this SAI. The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

   Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, generally the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Covered Call Options. The fund may, to a limited extent, write covered call option contracts on certain securities and purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which call option contracts have been written.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund normally will have expiration dates between three and nine months from the date they are written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as in-the-money, at-the-money and out-of-the-money, respectively. The fund may write (a) in-the-money call options when SBFM expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines, and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option for the same series on a recognized national securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases where the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

   Although the fund generally will write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A national securities exchange or the National Association of Securities Dealers, Inc. may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options which the fund will be able to write on a particular security.

   Call options may be purchased by the fund but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had previously been written). A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the fund of such a transaction may be greater than the net premium received by the fund upon writing the original option, the trust's Board of Trustees believes that it is appropriate for the fund to have the ability to make closing purchase transactions in order to limit the risks involved in writing options. SBFM also may permit the call option to be exercised.

   Non-Diversification. The trust is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's yield to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following investment restrictions for the protection of shareholders. Investment restrictions 1 through 6 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the voting securities present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the fund. Investment restrictions 7 through 13 may be changed by vote of a majority of the Trustees at any time. If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in the values of assets will not constitute a violation of the restriction.

   The fund may not:

      (1) Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      (2) Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

      (3) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies, (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      (4) Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      (5) Purchase the securities of any issuer (except U.S. government securities) if, as a result of such purchase, more than 10% of any class of securities or of the outstanding voting securities of such issuer would be held in the fund; for this purpose, all securities of an issuer shall be divided into three classes, namely, all debt securities, all preferred stock and all common stock.

      (6) Issue senior securities as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and rules, regulations and orders thereunder.

      (7) Purchase securities subject to restrictions on disposition under the 1933 Act (restricted securities), or securities without readily available market quotations, if the purchase causes more than 10% of its assets to be invested in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

      (8) Purchase securities of companies for the purpose of exercising control.

      (9) Purchase securities on margin (except short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

      (10) Purchase securities of any issuers which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of such portfolio's net assets would then be invested in such securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operations or relevant business experience.)

      (11) Invest in puts, calls, straddles, spreads, and any combination thereof (except in connection with the writing of covered call options).

      (12) Invest in oil, gas or other mineral exploration or development programs.

      (13) Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

Portfolio Turnover

   In seeking its objective, the fund does not generally engage in short-term trading but may do so when circumstances warrant. Numerous factors, including those relating to particular investments, tax considerations, covered call option writing (see Covered Call Options), market or economic conditions or redemptions of shares, may affect the rate at which the fund buys or sells portfolio securities from year to year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the year by the average monthly value of the fund's portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The fund has no fixed policy with respect to portfolio turnover; however, it is anticipated that the annual portfolio turnover rate in the fund generally will not exceed 50%. For the 2001 fiscal year, the portfolio turnover rate was 2%. For the 2000 fiscal year, the portfolio turnover rate was 3%.

Portfolio Transactions

   Decisions to buy and sell securities for the fund are made by SBFM, subject to the overall supervision and review of the trust's Board of Trustees. Portfolio securities transactions for the fund are effected by or under the supervision of SBFM.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers mark-up or mark-down. For the 2001, 2000, and 1999 fiscal years, the fund paid total brokerage commissions of $29,639, $23,353 and $8,084, respectively.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. In assessing the best overall terms available for any transactions, SBFM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund or other accounts over which SBFM or an affiliate exercises investment discretion.

   The trust's Board of Trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The fees of SBFM under the Advisory Agreement are not reduced by reason of SBFM receiving such brokerage and research services. Further, SSB will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   The Trustees of the trust have determined that any portfolio transaction for the fund may be executed through SSB or an affiliate of SSB, if, in the judgment of SBFM, the use of SSB is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, SSB charges the fund a commission rate consistent with that charged by SSB to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, SSB may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized SSB to effect such transactions; and (b) SSB annually advises the fund of the aggregate compensation it earned on such transactions. For the fiscal years 2001, 2000, and 1999, there were no brokerage commissions paid by the fund to SSB.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

                       REDEMPTION AND EXCHANGE OF SHARES

Written Redemption Requests

   The trust is required to redeem shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form.

Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value per share next determined.

   The fund normally transmits redemption proceeds for credit to the shareholder's account with a SSB Financial Consultant, a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent"), at no charge within three days after receipt of proper tender except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and SSB will benefit from the use of temporarily uninvested funds.

   Shares held by SSB as custodian must be redeemed by submitting a written request to a SSB Financial Consultant. Shares other than those held by SSB as a custodian may be redeemed through a Service Agent, by submitting a written request for redemption to:

      Smith Barney Telecommunications Trust
      Smith Barney Telecommunications Income Fund
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the fund from which the shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global Fund Services (the "sub-transfer agent") together with a redemption request. Any signature appearing on a redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or a member firm of a national securities exchange. Written requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the trust's transfer agent receives all required documents in proper form.

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that the disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

Exchange Privilege

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be legally sold. Prior to any exchange, the investor should obtain and review a copy of the then current prospectus of the fund into which an exchange is being made. Prospectuses may be obtained from a Service Agent. A shareholder who has redeemed shares of the fund, through the exchange privilege or otherwise, will not be able to purchase new shares of the fund.

   Upon receipt of proper instructions and all necessary supporting documents in proper form, shares submitted for exchange are redeemed at the then current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired with such shares being subject to any applicable contingent deferred sales charge. If the account registration of the shares of the fund being acquired is identical to the registration of shares of the fund exchanged, no signature guarantee is required. SSB reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. The trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

   Except as otherwise noted below, shares of the fund may be exchanged at the net asset value next determined for Class A shares in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of fund shares are subject to minimum investment requirements and to the other requirements of the Smith Barney fund into which exchanges are made. Shareholders of the fund who wish to exchange all or a portion of their shares for Class A shares in any of the Smith Barney funds may do so without imposition of any charge. Certain shareholders may be able to exchange shares by telephone. See "Telephone Redemption and Exchange Program."

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Telephone Redemption and Exchange Program

   General. Shareholders who do not have a brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone\Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request.

   Redemptions. Redemption requests of up to $50,000 of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account pre-designated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone\Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional information regarding the telephone redemption and exchange program. Neither the trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The trust reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Distributions in Kind. If the trust's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

                              VALUATION OF SHARES

   The fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is expected to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by the fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of such sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the most recent bid price at the close of regular trading on the NYSE on each day, or, if market quotations for those securities are not readily available, at fair market value, as determined in good faith by the trust's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the trust's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be appraised at their fair value as determined in good faith by the trust's Board of Trustees.

                               PERFORMANCE DATA

   From time to time, a fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

   Average annual total return figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                              P(1 + T)/n = ERV /

Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class's total return figures calculated in accordance with above formula assume that the maximum applicable sales charge has been deducted from the hypothetical $1,000 initial investment at the time of purchase or redemption, as applicable.

                 Period Ended December 31, 2001
                 ---------------------------
                 One Year    Five Year Ten Year Since Inception
                 --------    --------- -------- ---------------
                  (23.92)%*    10.81%*  11.51%*      14.24%

--------
*  No sales charge applicable since only reinvestments were permitted.

Aggregate Total Return

   The aggregate total return for the fund represents the cumulative change in the value of an investment in Class A for the specified period and is computed by the following formula:

                                     ERV-P
                                     -----
                                       P

Where:   P =   a hypothetical initial payment of $1,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                 Period Ended December 31, 2001
                 ----------------------------
                 One Year   Five Year Ten Year  Since Inception
                 --------   --------- --------  ---------------
                  (23.92)%*   67.09%*  197.22%*     998.66%

--------
*  No sales charge applicable since only reinvestments were permitted.

                               AFTER-TAX RETURN

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)


                              P(1 + T)/n = ATVD /

Where:    P =   a hypothetical initial payment of $1,000.
          T =   average annual total return (after taxes on distributions).
          n =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                or 10-year period, at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

Where:     P =   a hypothetical initial payment of $1,000.
           T =   average annual total return (after taxes on distributions and redemption).
           n =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                     TAXES

   The following is a summary of selected Federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the fund.

Taxation of the Fund

   The fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the fund will not be subject to Federal income tax on its net investment income and capital gain net income (capital gains net of capital losses), if any, that it distributes to shareholders provided at least 90% of its net investment income for the taxable year is distributed. All net investment income and capital gain net income distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

   To qualify as a regulated investment company, the fund must meet certain requirements set forth in the Code. One requirement is that the fund must earn at least 90% of its gross income from (a) interest, (b) dividends, (c) payments with respect to securities loans, (d) gains from the sale or other disposition of stock, securities or options and (e) other income derived with respect to its business of investing in stock or securities (the 90% Test).

   Generally, the fund's return on its investments will be considered to be qualified income under the 90% Test.

Tax Status of the Fund's Investments

   Gain or loss on the sale of a security by the fund generally will be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less generally will be short-term capital gain or loss. Generally, if the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security will be taxable as ordinary income to the extent that such gain reflects accrued original issue discount or market discount.

   The tax consequences of the fund's covered call option transactions will depend on the nature of the underlying security. In the case of a call option on an equity or convertible debt security, the fund will receive a premium that will be treated for tax purposes as follows: no income is recognized upon the receipt of an option premium; if the option expires unexercised or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss, if the cost of the closing transaction exceeds the amount of the premium) without regard to the unrealized gain or loss in the underlying security. Any such gain or loss will be short-term, except that a loss will be long-term if the option exercise price is below market and the underlying stock has been held for more than a year. If a call option is exercised, the fund will recognize a capital gain or loss from the underlying security, and the option premium will constitute additional sales proceeds.

   The fund also will not recognize income on the receipt of an option premium on a debt security. Listed options on debt securities, however, are subject to a special mark-to-market system governing the taxation of so-called section 1256 contracts, which include listed options on debt securities (including U.S. government securities), options on certain stock indexes and certain foreign currencies. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year (and, for purposes of the 4% excise tax, on October 31 of each year) will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. Both the realized gain or loss and the unrealized taxable year-end gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time that a particular position is actually held by the fund.

Taxation of Shareholders

   Dividends of investment income and distributions of short-term gain will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the shareholder has held his/her shares of the fund.

   Dividends of investment income (but not distributions of capital gain) from the fund generally will qualify for the Federal dividends-received deduction for corporate shareholders to the extent that the dividends do not exceed the aggregate amount of dividends received by the fund from domestic corporations. If securities held by the fund are considered to be debt-financed (generally, acquired with borrowed funds) or are held by the fund for less than 46 days (91 days in the case of certain preferred stock), the portion of the dividends paid by the fund corresponding to the dividends paid with respect to the securities will not be eligible for the corporate dividends-received deduction.

   If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends must be included in the fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   In general, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges the shares before he or she has held them for more than six months, however, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss. For individuals, the maximum rate for long-term capital gains is 20%.

Backup Withholding

   If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a Federal backup withholding tax with respect to (a) dividends and distributions and (b) the proceeds of any redemptions or exchanges of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

                            ADDITIONAL INFORMATION

   The trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated June 2, 1983 (the "Trust Agreement") which was amended and restated on November 5, 1992. On October 14, 1994, the trust and the fund changed their names to Smith Barney Telecommunications Trust and Smith Barney Telecommunications Fund, respectively.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the fund's trustees.

   The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.

   Travelers Bank & Trust, fsb., formerly known as Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record-keeping and accounting services functions.

Description of Shares

   The Master Trust Agreement of the fund permits the Trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, the fund's Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended December 31, 2001 was filed on March 7, 2002 and is incorporated in its entirety by reference, Accession No. 000113328-01-000055.

                               OTHER INFORMATION

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX

   The following is a description of the two highest ratings categories of NRSROs for commercial paper:

   The rating A-l is the highest commercial paper rating assigned by S&P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA- or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-l is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationship which exists with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. short term ratings apply to debt obligations that have a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner. Fitch's short-term rates are as follows: F1+ indicates issues regarded as having the strongest capacity for timely payments of financial commitments. The + denotes an exceptionally strong credit feature. The F-2 rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Part A-Prospectus

Part B-Statement of Additional Information dated April 30, 2002

PART  C
OTHER INFORMATION

Signature

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrants registration statement on Form N-1A (the Registration Statement) as filed with the Securities and Exchange Commission (the SEC) on September 14, 1983, (File Nos. 2-86519 and 811-3736).

(a)(1)Registrants Second Amended and Restated Master Trust Agreement and Declaration of Trust is incorporated by reference to Registrant's Post-Effective Amendment No. 14 as filed on April 27, 1993.

(2) Amendment No. 1 to the Second Amended and Restated Master Trust Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 18 as filed on February 28, 1995.

(3) Amendment No. 2 to the Second Amended and Restated Master Trust Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 18 as filed on February 28, 1995.

(4) Amendment No. 3 to the Second Amended and Restated Master Trust Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 18 as filed on February 28, 1995.

(5) Amendment No. 4 to the Seconded Amended and Restated Master Trust Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 23 as filed on February 25, 1999.

(b) Registrant's by-laws are incorporated by reference to the Registration Statement.

(c) Specimen Share Certificate for the Fund is incorporated by reference to the Registration Statement.

(d)(1)Investment Advisory Agreements between the Registrant and Smith Barney Strategic Advisers, Inc. dated June 16, 1994 and July 27, 1994 are incorporated by reference to Registrant's Post-Effective Amendment No. 18 as filed on February 28, 1995.

(2) Form of Transfer of Advisory Agreement between the Registrant, Smith Barney Strategy Advisers Inc. and the Mutual Management Corp. is incorporated by reference to Registrant's Post-Effective Amendment No. 23 as filed on February 25, 1999.

(e)(1)Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Registrant's Post-Effective Amendment No. 15 as filed on July 30, 1993.

(2) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Registrants Post-Effective Amendment No. 23 as filed on February 25, 1999.

(3) Selling Group Agreement is incorporated by reference to Registrants Post-Effective Amendment No. 23 as filed on February 25, 1999.

(4) Form of Distribution Agreement with Salomon Smith Barney Inc.is incorporated by reference to Registrant's Post-Effective Amendment No. 27 as filed on April 30, 2001

(f)  Not Applicable.

(g)(1)Custodian Agreement between the Registrant and PNC Bank, National Association (PNC Bank) is incorporated by reference to Post-Effective Amendment No. 21.

(g)(2)Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, is filed herein

(h)(1)Transfer Agency Agreement dated August 2, 1993 between the Registrant and First Data Investors Services Group (formerly the Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 15.

2) Administration Agreement dated April 21, 1994 between the Registrant and Smith Barney Mutual Funds Management Inc. (formerly Smith Barney Advisers, Inc.) is incorporated by reference to Post-Effective Amendment No. 18.

(3) Form of Transfer Agency Agreement between the Registrant and Travelers Bank and Trust, fsb. (f/k/a CitiFiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 27 as filed on April 30, 2001
(4) Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Global Fund Services (f/k/a First Data Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 27 as filed on April 30, 2001

(i) Opinion of counsel regarding legality of shares being registered is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 7, 1983.

(j) (1) Auditor's consent is filed herein.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Financial Data Schedule is not applicable.

(o)(1)Plan pursuant to Rule 18f-3 is incorporated by reference to the Post-Effective Amendment No. 19 to the Registration Statement as filed on December 26, 1995.

(2) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Registrants Post-Effective Amendment No. 23 as filed on February 25, 1999.

(p) Code of Ethics incorporated by reference to Post-Effective Amendment No. 26.

Item 24. Persons Controlled by or under Common
Control with Registrant

                  None

Item 25. Indemnification

         The response to this item is incorporated by reference to Post-Effective Amendment No. 1.

Item 26(a). Business and Other Connections of Investment Adviser


    Manager-Smith Barney Fund Management LLC (f/k/a SSB Citi Fund Management
    LLC)("Smith Barney Fund Management"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

    Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).


Item 27.   Principal Underwriters

a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.


     Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth

Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

          (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

Item 28.  Location of Accounts and Records



(1)      Smith Barney Telecommunications Trust
         125 Broad Street
         New York, New York 10004

(2)      Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York 10001

(3)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, Masssachusetts 02110

(4)      Travelers Bank and Trust , fsb.
         125 Broad Street
         New York, New York 10004

(5)      PFPC Global Fund Services
         P.O. Box 9699
         Providence, RI 02940-9699


Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

Not applicable

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, (the "Securities Act") and the Investment Company Act of 1940, the Registrant, SMITH BARNEY TELECOMMUNICATIONS TRUST, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, in the State of New York on the 29th day of April, 2002.


SMITH BARNEY TELECOMMUNICATIONS TRUST

/s/Heath B. McLendon
Heath B. McLendon,
Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                  Title                        Date
/s/Heath B. McLendon       Chairman of the Board        4/29/02
Heath B. McLendon          (Chief Executive Officer)
                           and President

/s/R. Jay Gerken           Executive Vice              4/29/02
R. Jay Gerken              President and
                           Trustee

/s/Richard Peteka          Treasurer                    4/29/02
Richard Peteka             (Chief Financial Officer)

/s/Paul Ades*                       Trustee             4/29/02
Paul Ades

/s/Herbert Barg*                    Trustee             4/29/02
Herbert Barg

/s/Dwight B. Crane*                 Trustee             4/29/02
Dwight B. Crane

/s/Frank G. Hubbard*                Trustee             4/29/02
Frank G. Hubbard

/s/Ken Miller*                      Trustee             4/29/02
Ken Miller

/s/Jerome Miller*                   Trustee             4/29/02
Jerome Miller


---------------------------------------------------------------------
* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated January 27, 1995.

/s/ Heath B. McLendon
Heath B. McLendon


Exhibit No.       Exhibits
(g)      (2)      Master Custodian Agreement
(j)      (1)      Auditor's Consent

cover